SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2018
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation	(a) Basis of presentation The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Basis of consolidation

(b)   Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries in which it has a controlling financial interest or variable interest entities (“VIEs”) for which the Company is a primary beneficiary.

A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

The Company consolidates VIEs when the Company is the primary beneficiary. The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the performance of the entity and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. VIEs are entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders, as a group, lack one or more of the following characteristics: (a) direct or indirect ability to make decisions; (b) obligation to absorb expected losses; or (c) right to receive expected residual returns. VIEs must be evaluated quantitatively and qualitatively to determine the primary beneficiary, which is the reporting entity that has (a) the power to direct activities of a VIE that most significantly impact the VIEs economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. A VIE can have only one primary beneficiary, but may not have a primary beneficiary if no party meets the criteria described above.

When evaluating whether the Company is the primary beneficiary of a VIE, and must therefore consolidate the entity, the Company performs a qualitative analysis that considers the design of the VIE, the nature of its involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the entity’s expected losses or residual returns, a quantitative analysis is performed to determine the primary beneficiary.

For the Company's consolidated VIEs, the Company has presented on the consolidated balance sheets, to the extent material, the assets of its consolidated VIEs that can only be used to settle specific obligations of the consolidated VIE, and the liabilities of its consolidated VIEs for which creditors do not have recourse to its general assets outside of the consolidated VIE. All significant intercompany accounts and transactions between the Company and its consolidated VIEs have been eliminated in consolidation.

Use of estimates

(c)   Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include revenue recognition for sales of solar power projects, EPC and development services accounted for under cost-based input method, allowance for doubtful accounts receivable and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, impairment of long-lived assets and project assets, the estimated useful lives of long-lived assets, determination of assets retirement obligation (“ARO”), accrual for warranty and the recognition of the benefit from the  purchased warranty insurance, fair value estimate of financial instruments including warrants and other types of derivative, accrual for uncertain tax positions, valuation allowances for deferred tax assets, applying acquisition method of accounting to business acquisitions and the grant-date fair value of share-based compensation awards and related forfeiture rates.

Cash and cash equivalents and restricted cash

(d)   Cash and cash equivalents and restricted cash

Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

Restricted cash represents amounts held by banks, which are not available for the Company’s general use, as security for issuance of letters of credit, short-term notes payable and bank borrowings. Upon maturity of the letters of credit, repayment of short‑term notes payable or bank borrowings, the deposits are released by the bank and become available for general use by the Company.

Accounts receivable, unbilled

(e)   Accounts receivable, unbilled

Accounts receivable, unbilled represents a contract asset for revenue that has been recognized in advance of billing the customer. The Company uses the cost-based input method to recognize revenue from EPC and development services when all relevant revenue recognition criteria have been met. Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, the rights to consideration becomes unconditional, it bills the customer and reclassifies the unbilled balance to accounts receivable trade. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones.

Allowance for doubtful receivables

(f)    Allowance for doubtful receivables

The Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") since 2009 for certain of its accounts receivable trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $9 and $164 as of December 31, 2017 and 2018, respectively and a corresponding reduction in bad debt expense.

Advances to suppliers

(g)   Advances to suppliers

The Company makes prepayments to certain suppliers and such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non‑current assets in the consolidated balance sheets.

Inventories

(h)   Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined by the weighted-average method. Cost of inventories consists of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

Adjustments are recorded to write down the cost of obsolete and excess inventories to the estimated net realizable value based on historical and forecast demand.

The Company outsources portions of its manufacturing process. These outsourcing arrangements may or may not include transfer of title of the raw materials inventory to third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which the title is not transferred, the Company maintains such inventory on the Company’s consolidated balance sheets as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer.

For those outsourcing arrangements, characterized as sales, in which title (including risk of loss) is transferred to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into with the third-party manufacturer simultaneously, to repurchase the inventory once processed. In this case, the raw materials remain classified as raw material inventory while in physical possession of the third-party manufacturer and cash is received, which is classified as “advances from customers” on the consolidated balance sheets and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayments for repurchase of the processed inventory, are classified as “advances to suppliers” on the consolidated balance sheets. There is no right of offset for these arrangements and accordingly, “advances from customers” and “advances to suppliers” remain on the consolidated balance sheets until the processed inventory is repurchased.

On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non‑performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take‑or‑pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same way as that used to value inventory losses.

Project assets

(i)    Project assets

Project assets consist primarily of capitalized costs relating to solar power projects in various stages of development prior to the intended sale of the solar power projects to a third party. These costs include certain acquisition costs, land costs and costs for developing and constructing a solar power system. Development costs can include legal, consulting, permitting, and other similar costs. Construction costs can include execution of field construction, installation of solar equipment, solar modules and related equipment. Interest costs incurred on debt during the construction phase and all deferred financing costs amortized during the construction phase are also capitalized within project assets.

Solar power projects are preliminarily classified as project assets unless the Company has intention not to sell them to third parties. In that case, they will be classified as solar power systems on the balance sheet. During the development phase, solar power projects are accounted for in accordance with the recognition, initial measurement and subsequent measurement subtopics of ASC 970- 360, as they are considered in substance real estates. The costs to construct solar power projects are presented as operating activities or investing activities in the consolidated statement of cash flows, if they are related to project assets or solar power systems, respectively. While the solar power projects are in the development phase, they are generally classified as non-current assets, unless it is anticipated that the sale will occur within one year.  Appropriateness of the classification of the solar power projects is assessed based on the circumstances on each balance sheet date. Solar power projects that the Company intends to sell within one year, which meet the criteria of ASC 360, are classified as project assets-current. Solar power projects that the Company intends to hold and operate to generate electricity are still classified as solar power systems.

The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company considers a project commercially viable or recoverable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company considers a partially developed or partially constructed project commercially viable or recoverable if the anticipated selling price is higher than the carrying value of the related project assets. The Company examines a number of factors to determine if the project will be recoverable, the most notable of which include whether there are any changes in environmental, ecological, permitting, market pricing or regulatory conditions that impact the project. Such changes could cause the costs of the project to increase or the selling price of the project to decrease. If a project is not considered recoverable, the Company impairs the respective project assets and adjusts the carrying value to the estimated recoverable amount, with the resulting impairment recorded within operations.

Project assets are often held in separate legal entities which are formed for the special purpose of constructing the project assets, which the Company refers to as “project companies”. The Company consolidates project companies as described in note (b) above. The cash paid to the non-controlling interest in connection with disposal of such project companies was recorded as a financing activity in the consolidated statement of cash flows.

The Company does not depreciate the project assets. Any revenue generated from a solar power system connected to the grid would be considered incidental revenue and accounted for as a reduction of the capitalized project costs for development.  If circumstances change, and the Company will begin to operate the project assets for the purpose of generating income from the sale of electricity, the project assets will be reclassified to solar power systems.

Business combination

(j)    Business combination

Business combinations are recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill. The Company charges acquisition related costs that are not part of the purchase price consideration to general and administrative expenses as they are incurred. These costs typically include transaction and integration costs, such as legal, accounting, and other professional fees.

Assets acquisition

(k)   Assets acquisition

When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the Company’s books. The costs of asset acquisitions generally include the direct transaction costs of the asset acquisition. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair value and does not give rise to goodwill.

Goodwill

(l)    Goodwill

Goodwill represents the excess of the purchase price of acquired businesses over the estimated fair value assigned to the individual assets acquired and liabilities assumed. The Company does not amortize goodwill but instead test goodwill for impairment at least annually in the fourth quarter. The Company performs impairment tests between scheduled annual tests if facts and circumstances indicate that it is more likely than not that the fair value of a reporting unit that has goodwill is less than its carrying value.

The Company may first make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value to determine whether it is necessary to perform the two-step goodwill impairment test. The qualitative impairment test considers various factors including macroeconomic conditions, industry and market conditions, cost factors, a sustained share price or market capitalization decrease, and any reporting unit specific events. If it is determined through the qualitative assessment that a reporting unit’s fair value is more likely than not greater than its carrying value, the two-step impairment test is not required. If the qualitative assessment indicates it is more likely than not that a reporting unit’s fair value is not greater than its carrying value, the Company proceeds to perform the two-step impairment test. The Company may also elect to proceed directly to the two step impairment test without considering such qualitative factors.

The first step in a two-step impairment test is the comparison of the fair value of a reporting unit with its carrying amount, including goodwill. In accordance with the authoritative guidance over fair value measurements, the Company defines the fair value of a reporting unit as the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date.  The Company primarily uses the income approach methodology of valuation, which includes the discounted cash flow method, to estimate the fair values of the reporting units.

Significant management judgment is required when estimating the fair value of the reporting units including the forecasting of future operating results and the selection of discount and expected future growth rates that the Company uses in discounting cash flows. If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired and no further analysis is required.

If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is not impaired, and no further analysis is required. Conversely, if the carrying value of a reporting unit exceeds its estimated fair value, the Company records an impairment loss equal to the excess, not to exceed the total amount of goodwill allocated to the reporting unit.

The Company performed a qualitative assessment for each of the reporting units in the fourth quarter of 2018 and concluded that it was not more likely than not that the fair value of each reporting unit was less than its carrying amount. Accordingly, the two-step goodwill impairment test for the Company’s reporting units was not considered necessary.

Property, plant and equipment

(m)  Property, plant and equipment

Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest costs capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

Depreciation is computed on a straight‑line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5-10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

Costs incurred in constructing new facilities, including progress payments, capitalized interests and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

For property, plant and equipment that has been placed into service, but is subsequently idled temporarily, the Company continues to record depreciation expense during the idle period. The Company adjusts the estimated useful life of the idled assets if the estimated useful life has changed.

Assets held-for-sale

(n)   Assets held-for-sale

Long-lived assets (disposal group) are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when management commits to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan have been initiated; the sale of the asset is probable within one year; the asset is being actively marketed for sale at a reasonable price in relation to its current fair value; and it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long-lived assets classified as held for sale are measured at lower of their carrying amount and fair value less costs to sell and depreciation (amortization) ceases once the asset is classified as held for sale.

Solar power systems

(o)   Solar power systems

Solar power systems are comprised of ground-mounted projects and roof top systems that the Company intends to hold for use. The solar power systems are stated at cost less accumulated depreciation.  The cost consists primarily of direct costs incurred in various stages of development prior to the commencement of operations. For a self-developed solar power system, the actual cost capitalized is the amount of the expenditure incurred for the application of the feed-in tariff ("FIT") or other similar contracts, permits, consents, construction costs, interest costs capitalized, and other costs capitalized. For a solar power system acquired from third parties, the initial costs include the consideration transferred and certain direct acquisition costs.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.

When solar power systems is retired, or otherwise disposed of, the cost and accumulated depreciation is removed from the balance sheets and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is recognized using the straight-line method over the estimated useful lives of the solar power systems of 20 to 25 years.

Intangible assets

(p)   Intangible assets

Intangible assets primarily represent the technical know‑how and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight‑line basis for all intangible assets:

Power purchase agreement ("PPA")	Over the estimated useful lives
Technical know-how	10 years
Computer software	1-10 years

Prepaid land use rights

(q)   Prepaid land use rights

Prepaid land use rights represent amounts paid for the Company’s lease for the use right of lands located in China (“PRC”) and Japan. Amounts are charged to earnings ratably over the lease periods of 20 to 50 years.

Investments in affiliates

(r)    Investments in affiliates

The Company accounts for the investments in affiliates using either the cost or equity method of accounting depending upon whether the Company has the ability to exercise significant influence over the affiliates. As part of this evaluation, the Company considers the participating and protective rights in the affiliates as well as its legal form. The Company records the cost method investments at historical cost and subsequently record any dividends received from the net accumulated earnings of the investee as income. Dividends received in excess of earnings are considered a return of investment and are recorded as reductions in the cost of the investment. The Company uses the equity method of accounting for the investments when the Company has the ability to significantly influence the operations or financial activities of the investee. The Company records the equity method investments at historical cost and subsequently adjusts the carrying amount each period for share of the earnings or losses of the investee and other adjustments required by the equity method of accounting. Dividends received from the equity method investments are recorded as reductions in the cost of such investments.

Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other‑than‑temporary. The Company reviews several factors to determine whether a loss is other‑than‑temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial conditions and near term prospects of the affiliates; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. During the years ended December 31, 2016, 2017 and 2018, the Company recorded nil, $3,686 and $5,738 impairment charges on its investments, respectively.

Impairment of long-lived assets

(s)    Impairment of long‑lived assets

The Company assesses the recoverability of the carrying value of long-lived assets when an indicator of impairment has been identified. The Company reviews the long-lived assets each reporting period to assess whether impairment indicators are present. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets is grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For long-lived assets, when impairment indicators are present, the Company compares undiscounted future cash flows, including the eventual disposition of the asset group at market value, to the asset group’s carrying value to determine if the asset group is recoverable. Assessments also consider changes in asset group utilization, including the temporary idling of capacity and the expected timing of placing this capacity back into production. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company will recognize an impairment loss based on the fair value of the assets. The Company recorded impairment charges for long-lived assets of $22,757,  $11,626 and $30,968 for the years ended December 31, 2016, 2017 and 2018, respectively.

Interest capitalization

(t)    Interest capitalization

The Company capitalizes interest costs as part of the historical costs of acquiring or constructing certain assets during the period of time required to get the assets ready for their intended use or sell the asset to a customer. The Company capitalizes interest costs to the extent that expenditures to acquire, construct, or develop an asset have occurred and interest costs have been incurred. Interest capitalized for property, plant and equipment, or solar power systems is depreciated over the estimated useful life of the related asset, as the qualifying asset is placed into service. The interest capitalized for project assets forms part of the cost of revenues when such project assets are sold and all revenue recognition criteria are met. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use.

Assets retirement obligation

(u)   Assets retirement obligation

Certain jurisdictions in which the Company's project assets are located or certain land lease agreements require the removal of the solar power systems when the project is decommissioned. Assets retirement obligation (“ARO”) for the estimated costs of decommissioning associated with long-lived assets at a future date are accounted for in accordance with ASC 410-20, Asset Retirement Obligations ("ASC 410-20"). ASC 410-20 requires an entity to recognize the fair value of a liability for an ARO in the period in which it is incurred and a reasonable estimate of fair value can be made. Upon initial recognition of a liability for an ARO, the asset retirement cost is capitalized by increasing the carrying amount of the related long-lived asset by the same amount. Over time, the liability is accreted to its expected future value, while the capitalized cost is depreciated over the useful life of the related asset. The Company's ARO included in solar power systems were $109 and $43 as of December 31, 2017 and 2018, respectively.

Contingencies

(v)   Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but the amount cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(w)  Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry-forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. Before 2016, the components of the deferred tax assets and liabilities were individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they did not relate to a specific asset or liability.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) non-current tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior periods and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interests associated with the uncertain tax positions as a component of income tax expense.

The Company uses the flow-through method to account for investment tax credits earned on qualifying projects placed into service. Under this method the investment tax credits are recognized as a reduction to income tax expense in the year the credit arises.  The use of the flow-through method also results in a basis difference from the recognition of a deferred tax liability and an immediate income tax expense for reduced future tax depreciation of the related assets. Such basis differences are accounted for pursuant to the income statement method.

Revenue recognition - to be updated based on ASC 606 by Tammy & Deloitte

(x)   Revenue recognition

The Company recognizes revenue when it satisfies a performance obligation by transferring a promised good or service to a customer.

Solar power products and materials

Solar power products, including solar modules, other solar power products, solar system kits and materials related to solar power products are transferred at a point in time when the customer obtains control of the products, which is typically upon shipment or delivery depending on the contract terms. Revenues of solar product sales also include reimbursements received from customers for shipping and handling costs. Sales agreements typically contain the assurance-type customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions, see note 2 (ab) for the Company’s accounting policy for warranty.

The Company assessed whether it is probable that the Company will collect substantially all of the consideration to which it will be entitled in exchange for the products that will be transferred to the customer. As of December 31, 2016, 2017 and 2018, the Company had inventories of $5.9 million, $7.1 million and $9.0 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was determined to be not probable. The delivered products remain as inventories on consolidated balance sheets, regardless of whether the control has been transferred. If the collection of payment becomes probable in the future, the Company would then recognize revenue, adjust inventories and recognize cost of revenues.

EPC and development services

The Company recognizes revenue for sale of EPC and development services over time based on the estimated progress to completion using a cost-based input method. In applying cost based input methods of revenue recognition, the Company uses the actual costs incurred relative to the total estimated costs to determine the Company’s progress towards contract completion and to calculate the corresponding amount of revenue and gross profit to recognize. Cost based input methods of revenue recognition are considered a faithful depiction of the Company’s efforts to satisfy EPC and development services contracts and therefore reflect the transfer of goods or services to a customer under such contracts. Costs incurred towards contract completion may include costs associated with direct materials, labor, subcontractors, and other indirect costs related to contract performance. Cost based input methods of revenue recognition require us to make estimates of net contract revenues and costs to complete the Company’s projects. In making such estimates, significant judgment is required to evaluate assumptions related to the amount of net contract revenues, including the impact of any performance incentives, liquidated damages, and other payments to customers. Significant judgment is also required to evaluate assumptions related to the costs to complete the Company’s projects, including materials, labor, contingencies, and other system costs.

O&M services

O&M services are transferred over time when customers receive and consume the benefits provided by the Company’s performance under the terms of service arrangements. Revenues from O&M services are recognized when the work completed to date does not require re-performances and the costs of O&M services are expensed when incurred.

Solar power projects

Sales of solar power projects are recognized at a point in time when customers obtain control of solar power projects. The Company recognizes revenue for the sale of a solar power project at certain stage due to the timing of when the associated sales contract with the customer is entered into. For sales of solar power projects in which the Company obtains an interest in the project sold to the customer, the Company recognizes all of the revenue for the consideration received, including the fair value of the non-controlling interest the Company obtained, and defer any profit associated with the interest obtained.

Electricity revenue

Electricity revenue is generated primarily by the Company’s solar power plants under long-term PPAs and performance based energy incentives. For electricity sold under PPAs, the Company recognizes electricity revenue based on the price stated in the PPAs when electricity has been generated and transmitted to the grid. Performance-based energy incentives are awarded under certain state programs for the delivery of renewable electricity when the conditions attached to it have been met and there is reasonable assurance that the incentives will be received. During the years ended December 31, 2016, 2017 and 2018, the Company recognized performance-based energy incentives of $22.8 million, $10.9 million, and $4.7 million, respectively, related to electricity generated and recognized in revenue.

Certain PPAs are accounted for as operating leases in accordance with ASC 840-20, Operating Leases. Minimum lease payments are recognized over the term of the lease and contingent rents are recorded when the achievement of the contingency becomes probable in accordance with the U.S. GAAP. None of the Company’s operating leases have minimum lease payments, so revenue from these contracts is recognized as energy and any related renewable energy attributes are delivered. During the years ended December 31, 2016, 2017 and 2018, the total lease income recognized was $6.2 million, $2.5 million, and $1.5 million , respectively, related to these PPAs.

Disaggregation of Revenue

The table represents a disaggregation of revenue from contracts with customers for the years ended December 31, 2016, 2017, and 2018. See Segment Information Note 21 for details of revenues generated from each product or service and revenues generated from different geographic locations.

The following table represents a disaggregation of revenue recognized at a point in time or over time:

	Years Ended December 31,
	2016	2017	2018
	(In Thousands of U.S. Dollars)
MSS segment:
Revenue recognized at a point in time	2,742,518	2,705,985	2,095,743
Revenue recognized over time	4,128	6,938	73,175
Energy segment:
Revenue recognized at a point in time	25,755	633,195	1,542,906
Revenue recognized over time	80,677	44,275	32,688
	2,853,078	3,390,393	3,744,512

Our contract assets and liabilities are as follow:

	At December 31, 2017	At December 31, 2018	Fluctuation	%
	(In Thousands of U.S. Dollars, except percentages)
Contract Assets
Accounts receivables, unbilled	1,253	38	1,215	3,197%
Contract Liabilities
Advances from customers	51,739	39,024	12,715	33%
Deferred revenue	47,854	51,381	(3,527)	(7)%
	99,593	90,405	9,188	10%

For the year ended December 31, 2018, $70.9 million revenue is recognized from the beginning balance of contract liabilities as of January 1, 2018.

Practical Expedients and Exemptions

The Company applies the new revenue standard requirements to a portfolio of contracts (or performance obligations) with similar characteristics for transactions where it is expected that the effects on the financial statements of applying the revenue recognition guidance to the portfolio would not differ materially from applying this guidance to the individual contracts (or performance obligations) within that portfolio. Therefore, we have elected the portfolio approach in applying the new revenue guidance.

The Company has made an accounting policy election to not assess whether promised products are performance obligations if they are immaterial in the context of the contract with the customer. If the revenue related to a performance obligation that includes products that are immaterial in the context of the contract is recognized before those immaterial products are transferred to the customer, then the related costs to transfer those products are accrued.

The Company does not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which the Company recognizes revenue at the amount to which it has the right to invoice for services performed.

The Company generally expenses incremental costs of obtaining a contract when incurred because the amortization period would be less than one year. These incremental costs are recorded in operating expenses. Incremental costs of obtaining a contract with an amortization period more than one year are not material to the Company.

Shipping and handling costs

(y)   Shipping and handling costs

Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to sales of $68,451,  $79,853 and $69,855, are included in selling expenses for the years ended December 31, 2016, 2017 and 2018, respectively.

Research and development

(z)    Research and development

Costs related to the design, development, testing and enhancement of products and silicon reclamation program are included in research and development expenses. Research and development costs are expensed when incurred and amounted to $17,407,  $28,777 and $44,193 for the years ended December 31, 2016, 2017 and 2018, respectively.

Other operating income, net

(aa) Other operating income, net

Other operating income, net primarily consists of gains or losses on disposal of solar power systems and property, plant and equipment, and government grants received, and compensation from business interruption insurance.

Government grants received by the Company consist of unrestricted and restricted grants and subsidies. Unrestricted grants that allowed the Company’s full discretion in utilizing the funds were recognized as other operating income upon receipt of cash and when all the conditions for their receipt have been satisfied. Restricted grants related to prepaid land use rights are recorded as deferred subsidies in other non-current liabilities and are amortized on a straight-line basis over the term of the land use right. In 2018, the Company received government grants related to land use rights of $7,212 and amortized the deferred subsidies of $122 into other operating income.

Before 2016, the net loss on disposal of property, plant and equipment and government grants were included in general and administrative expenses. In 2016, the Company reclassified the prior years' numbers, which are immaterial to the financial statements, to be consistent with current year's presentation.

The following table summarizes the Company’s other operating income, net:

	Years Ended December 31,
	2016	2017	2018
	$	$	$
Net gain on disposal of solar power system	(47,899)	(27,803)	(36,098)
Net loss on disposal of property, plant and equipment	8,094	1,960	2,565
Government grants	(2,734)	(6,473)	(11,013)
Business interruption insurance compensation	—	(15,238)	—
	(42,539)	(47,554)	(44,546)

Warranty cost

(ab) Warranty cost

Before June 2009, the Company typically sold its standard solar modules with a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its guarantee for defects in materials and workmanship to six years.

In August 2011, the Company increased its guarantee for defects in materials and workmanship to ten years and the Company warrants that, for a period of 25 years, its standard solar modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from the second year to the 24th year, the actual annual power output decline of the module will be no more than 0.7%; and (iii) by the end of the 25th year, the actual power output of the module will be no less than 80% of the labeled power output.

In recent years, the Company has lengthened the warranty against decline in performance for our Dymond module and bifacial module products to 30 years.

For solar power projects built by the Company, the Company provides a limited workmanship or balance of system warranty against defects in engineering design, installation and construction under normal use, operation and service conditions for a period of up to five years following the energizing of the solar power project. In resolving claims under the workmanship or balance of system warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. The Company has entered into similar workmanship warranties with its suppliers to back up its warranties.

The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties. Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors’ and its own actual claim history, industry‑standard accelerated testing, estimates of failure rates from the Company’s quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual for warranty costs differs from the estimates, the Company will prospectively revise its accrual rate. The Company currently records a 1% warranty provision against the revenue for sales of solar power products.

The Company has entered into agreements with a group of insurance companies with high credit ratings to back up its warranties. Under the terms of the insurance policies, which are designed to match the terms of our solar module product warranty policy, the insurance companies are obliged to reimburse the Company, subject to certain maximum claim limits and certain deductibles, for the actual product warranty costs that the Company incurs under the terms of our solar module product warranty policy. The Company records the insurance premiums initially as prepaid expenses and amortizes them over the respective policy period of one year. The unamortized carrying amount is $2,850 and $1,286 as of December 31, 2017 and 2018, respectively and was included as a component of prepaid expenses and other current assets.

The warranty obligations the Company records relate to defects that existed when the product was sold to the customer. The event which the Company is insured against through its insurance policies is the sale of products with these defects. Accordingly, the Company views the insured losses attributable to the shipment of defective products covered under its warranty as analogous to potential claims, or claims that have been incurred as of the product ship date, but not yet reported. The Company expects to recover all or a portion of the cost of its obligations with respect to the defective products through insurance claims. Therefore, the Company’s accounting policy is to record an asset for the amount determined to be probable of recovery from the insurance claims (not to exceed the amount of the total losses incurred), consistent with the guidance set forth at ASC 410‑30.

The Company considers the following factors in determining whether an insurance receivable that is probable and recoverability can be reasonably estimated: (i) reputation and credit rating of the insurance company; (ii) comparison of the solar module product warranty policy against the terms of the insurance policies, to ensure valid warranty claims submitted by customers will be covered by the policy and therefore reimbursed by the insurance companies; and (iii) with respect to specific claims submitted, written communications from the insurance company are monitored to ensure the claim has been promptly submitted to and accepted by the insurance company, and reimbursements have been subsequently collected. The successfully processed claims provide further evidence that the insurance policies are functioning as anticipated.

To the extent uncertainties regarding the solvency of insurance carriers or the legal sufficiency of insurance claims (including if they became subject to litigation) were to arise, the Company will establish a provision for uncollectible amounts based on the specific facts and circumstances. To date, no provision had been determined to be necessary. In addition, to the extent that accrual for warranty costs differs from the estimates and the Company prospectively changes its accrual rate, this change may result in a change to the amount expected to be recovered from insurance.

As the warranty obligation and related recovery asset do not meet the criteria for offsetting, the gross amounts are reported in the Company’s consolidated balance sheets. The asset is expected to be realized over the life of the warranty obligation, which is 25 or 30 years and is treated as a non-current asset consistent with the underlying warranty obligation. When a specific claim is submitted, and the corresponding insurance proceeds will be collected within twelve months of the balance sheet date, the Company will reclassify that portion of the receivable as being current. The insurance receivable amounts were $74,872 and $75,617 as of December 31, 2017 and 2018, respectively, and were included as a component of other non-current assets.

The Company made downward adjustments to its accrued warranty costs of $9,319 and other non‑current assets of $5,634, for the year ended December 31, 2018, to reflect the general declining trend of the average selling price of solar modules, which is a primary input into the estimated warranty costs. Accrued warranty costs (net effect of adjustments) of $9,817,  $19,793 and $13,188 are included in cost of revenues for the years ended December 31, 2016, 2017 and 2018, respectively.

Foreign currency translation

(ac) Foreign currency translation

The United States dollar (“U.S. dollar” or “$”), the currency in which a substantial amount of the Company’s transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra‑entity foreign currency transactions that are of a long‑term‑investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

The financial records of certain of the Company’s subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi (“RMB”), Euro, Canadian dollar (“CAD”),  Japanese yen and British pound (“GBP”), which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of comprehensive income.

Comprehensive income

(ad) Comprehensive income

Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments, (iii) gains and losses on intra‑entity foreign currency transactions that are of a long‑term‑investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities and (iv) the unrealized gains or losses (effective portion) on derivative instruments that qualify for and have been designated as cash flow hedges.

Foreign currency risk

(ae) Foreign currency risk

The majority of the Company's sales in 2016, 2017 and 2018 were denominated in U.S. dollars, Renminbi and Japanese yen, with the remainder in other currencies such as Euros, Brazilian reals and Canadian dollars. The Company's Renminbi costs and expenses are primarily related to the sourcing of solar cells, silicon wafers and silicon, other raw materials, including aluminum and silver paste, toll manufacturing fees, labor costs and local overhead expenses within the PRC. From time to time, the Company enters into loan arrangements with commercial banks that are denominated primarily in Renminb, U.S. dollars and Japanese yen. Most of its cash and cash equivalents and restricted cash are denominated in Renminbi. Fluctuations in exchange rates, particularly between the U.S. dollar, Renminbi, British pound, Canadian dollar, Japanese yen and Euro, may result in foreign exchange gains or losses. Since 2008, the Company has hedged part of its foreign currency exposures against the U.S. dollar using foreign currency forward or option contracts.

Concentration of credit risk

(af) Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, accounts receivable, advances to suppliers and amounts due from related parties.

All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to have high credit quality.

The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

The prepayments made by the Company are unsecured and expose the Company to supplier credit risk. As of December 31, 2017 and 2018, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31,	At December 31,
	2017	2018
	$	$
Supplier A	18,260	18,260

Fair value of financial instruments

(ag) Fair value of financial instruments

The Company applies authoritative guidance for fair value measurements for its financial assets and liabilities. The guidance defines fair value as an exit price representing the amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. The guidance also establishes a fair value hierarchy, which prioritized the inputs used in measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. The Company’s restricted cash balance for all periods presented uses level one fair value inputs.

Level 2—Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Unobservable inputs reflecting the Company’s own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Derivatives instruments and hedging activity

(ah) Derivatives instruments and hedging activity

The Company’s primary objective for holding derivative financial instruments is to manage risks. Depending on the terms of the specific derivative instruments and market conditions, some of the Company’s derivative instruments may be assets and others liabilities at any particular point in time. The recognition of gains or losses resulting from changes in fair value of these derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

The Company enters into derivatives to hedge its foreign currency risk exposure to losses from price adjustments of electricity and interest rate risk. When the Company determines to designate a derivative instrument as a cash flow hedge, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged item, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed, and a description of the method of measuring ineffectiveness. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivative that is used in hedging transactions is highly effective in offsetting changes in cash flows of hedged items. The effective portion of gains and losses on derivatives designated as cash flow hedges are initially deferred in other comprehensive income before being recognized in the statements of operations in the same period as the hedged transactions are reflected in earnings. Gains and losses on derivatives that are not designated or fail to qualify as effective hedges are recognized in the statements of operations as incurred.

Fair value of the derivative instruments is determined using pricing models developed based on the underlying price of the hedged items. The values are also adjusted to reflect nonperformance risk of the counterparty and the Company, as necessary.

Earnings (loss) per share

(ai) Earnings per share

Basic earnings per share is computed by dividing income attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted earnings per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are not included in the calculation of dilutive earnings per share if their effects are anti‑dilutive.

Share-based compensation

(aj) Share‑based compensation

The Company’s share‑based compensation with employees, such as share options, restricted shares and restricted share units (“RSUs”), is measured at the grant date, based on the fair value of the award, and is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Recently issued accounting pronouncements

(ak) Recently issued accounting pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Under the standard, revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. In 2018, the Company adopted ASU 2014-09 and all the related amendments using the modified retrospective method.

This adoption primarily affected the Company’s solar power projects sales arrangements previously accounted for under ASC 360-20, which had required the Company to evaluate whether such arrangements had any forms of continuing involvement that may have affected the revenue or profit recognition of the transactions, including arrangements with prohibited forms of continuing involvement. When such forms of continuing involvement were present, the Company reduced the potential profit on the applicable project sale by the Company’s maximum exposure to loss. The Company’s adoption of ASU 2014-09, which supersedes the real estate sales guidance under ASC 360-20, generally requires the Company to recognize revenue and profit from the Company’s solar power projects sales arrangements earlier and in a more linear fashion than the Company’s historical practice under ASC 360-20, including the estimation of certain profits that would otherwise have been deferred.

The reported results for year 2018 reflect the adoption of ASC 606, while the reported results for year 2016 and 2017 were prepared under the previous revenue recognition guidance. As a result of adoption, the Company recognized an increase of $1.3 million to the beginning balance of retained earnings on January 1, 2018, related to variable consideration recognized for sales of solar power projects in prior periods.

Following the adoption of ASU 2014-09, the revenue recognition for other sales arrangements, including sales of solar power products, EPC and development services, remained materially consistent with historical practice. See note 2(x) “Revenue recognition” for further discussion on effects of adoption on the principal accounting policies.

In February 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)". The new standard, requires the recognition of right-of-use ("ROU") assets and lease liabilities on the balance sheet for operating leases. Leases will be classified as either finance or operating. The lease classification affects the pattern of expense recognition in the statement of operations. Under the new standard, disclosures are required to enable users of financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. In July 2018, the FASB issued ASU 2018-11, “Leases (Topic 842)—Targeted Improvements”, which provided an optional transition method to apply the new lease requirements through a cumulative-effect adjustment in the period of adoption.

The Company adopted the new standard on January 1, 2019 using this optional transition method to all leases existing at the date of initial application. In addition, the Company elected the transition practical referred to as the “package of three”, that must be taken together and allows entities to (1) not reassess whether existing contracts contain leases, (2) carryforward the existing lease classification, and (3) not reassess initial direct costs associated with existing leases.

The Company expects material changes to its consolidated balance sheet through the recognition of right-of-use assets and lease liabilities primarily related to office properties which are subject to operating leases, but does not expect a significant impact on our results of operations or cash flows.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326)”. The pronouncement changes the impairment model for most financial assets, and will require the use of an “expected loss” model for instruments measured at amortized cost. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. This pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019. The Company does not expect a material impact to its consolidated financial statement upon adoption of this ASU.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which clarifies the presentation of restricted cash and restricted cash equivalents in the statements of cash flows. Under ASU 2016-18, restricted cash and restricted cash equivalents are included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. The Company has applied this ASU retrospectively and included restricted cash with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows.

In January 2017, the FASB issued ASU 2017-04, “Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”, which removes the requirement to compare the implied fair value of goodwill with its carrying amount as part of step 2 of the goodwill impairment test. As a result, under the ASU, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. For public business entities that are SEC filers, the guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company does not expect the adoption to have a significant impact to its consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, “Derivatives and Hedging (Topic 815)—Targeted Improvements to Accounting for Hedging Activities”. ASU 2017-12 expands and refines hedge accounting for both nonfinancial and financial risk components and aligns the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. Subject matters addressed include risk component hedging, accounting for the hedged item in fair value hedges of interest rate risk, recognition and presentation of the effects of hedging instruments, amounts excluded from the assessment of hedge effectiveness, and effectiveness testing.  All transition requirements and elections should be applied to existing hedging relationships as of the date of adoption and reflected as of the beginning of the fiscal year of adoption. ASU 2017-12 is effective for fiscal years and interim periods within those years beginning after December 15, 2018, and early adoption is permitted. The Company is currently evaluating the impact to the consolidated financial statements and associated disclosures.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value”. ASU 2018-13 removes and modifies existing disclosure requirements on fair value measurement, namely regarding transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. Additionally, ASU 2018-13 adds further disclosure requirements for Level 3 fair value measurements, specifically changes in unrealized gains and losses and other quantitative information. ASU 2018-13 is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted.  The Company is in the process of evaluating the impact of this new guidance on its consolidated financial statements and associated disclosures.

In October 2018, the FASB issued ASU 2018-17, “Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities”, which expands variable interests to indirect interests held through related parties under common control. ASU 2018-17 is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. It is required to be applied retrospectively with a cumulative-effect adjustment to retained earnings at the beginning of the earliest period presented. The Company is in the process of evaluating the impact of this new guidance on its consolidated financial statements and associated disclosures.